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                                                                    EXHIBIT 32.1


CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Annual Report of Pall Corporation ("the Company") on Form 10-K for the period ending August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I Eric Krasnoff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 21, 2003

                                                  /s/ ERIC KRASNOFF
                                                      -------------
                                                      Eric Krasnoff
                                                      Chief Executive Officer